Exhibit 10.2

                              DECLARATION OF TRUST

This declaration of trust is made by Robert M. Gelfand (the "Trustee") in favor of Wallace Mountain Resources Corp. (the "Beneficiary"). The trustee solemnly declares that he holds a 100% interest in the Wallace South mining claim, Tenure Number 509732 inclusive (the "Property") located 3 miles south of Beaverdell, British Columbia, Canada, in trust solely for the benefit to the beneficiary.

The trustee further promises the Beneficiary not to deal with the property in any way, except to transfer the Property to the Beneficiary, without written instructions, direction and consent of the Beneficiary.

Given at Vancouver, British Columbia, Canada on the 5th day of April, 2005.

SIGNED SEALED AND DELIVERED by              )
                                            )
ROBERT M. GELFAND to the presence of        )
                                            )
/s/ Thomas Gelfand                          )    /s/  Robert M. Gelfand
-----------------------------               )    ------------------------------
SIGNATURE OF WITNESS                        )    ROBERT M. GELFAND
                                            )
Thomas Gelfand                              )
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NAME OF WITNESS                             )
                                            )
410 Greensboro Place                        )
Vancouver, B.C.                             )
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ADDRESS OF WITNESS                          )